American International Group, Inc. Investor Presentation March 3, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
This document and the remarks made within this presentation may include, and officers and representatives of American
International Group, Inc. (AIG) may from time to time make, projections, goals, assumptions and statements that may constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or
“estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions;
the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a savings and loan holding company, as a systemically important financial institution, and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities; judgments concerning the recognition of deferred tax assets; and such other factors discussed in Part I, Item 1A. Risk Factors and Part II, Item 7.
Management’s Discussion and Analysis of Financial Condition and Results of Operations in AIG’s Annual Report on Form 10-K for
the fiscal year ended December 31, 2013.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the Fourth Quarter 2013
Financial Supplement available in the Investor section of AIG's corporate website,
www.aig.com,
as well as in the appendix of this
presentation.
IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that (i) any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code; (ii) any such tax advice is written in connection with the promotion or marketing of the matters addressed; and (iii) if you are not the original addressee of this communication, you should seek advice based on your particular circumstances from an independent advisor.

AIG – An Established Global Insurance Franchise
Core
Insurance
Businesses
Strategies Key Accomplishments
AIG Property
Casualty
Grow high value lines and optimize business mix
Full year 2013 NPW growth of 3.8%, excluding FX,
compared to full year 2012
Optimizing Casualty lines business
Execute on technical underwriting, improved claims
management, and analytics
2013 Accident year loss ratio, as adjusted,
improvement of 5.4 pts since beginning of 2011
Capitalize on global footprint; presence in over 90 countries
HSBC agreement / PICC joint venture
12.9% of 2013 NPW from growth economies (1)
AIG Life and
Retirement
Maintain balanced portfolio of products and leverage scale
advantage
Diversified sources of net flows and earnings
Optimize spread management through new business pricing and
active crediting rate management
Profitability enhanced through ongoing spread
management actions
Expand distribution network and increase penetration of multiple products through each distribution partner
Approximately $0.8 bn – $1.4 bn in quarterly pre-tax
operating income since 4Q11
Mortgage
Guaranty
Selectively underwrite based on multivariate model to achieve higher risk adjusted returns
Earnings reflect new business; 59% of net premiums
earned in 4Q13 were from business written after 2008
Actively manage legacy book Delinquency ratio of 5.9% at 4Q13, lowest since 4Q07
A platform for delivering sustainable profitable growth.
1) Growth economies are those within Central Europe, Middle East, Africa, Latin America and Asia Pacific, excluding Japan.

AIG Property Casualty $46.3 bn
AIG Life and Retirement $38.7 bn
Other $13.2 bn(2)

AIG – Building on Capital Strength
*
*
*
Active Capital Management
*
*
*
25% increase in quarterly dividend to
$0.125/sh. in Feb. 2014
2013 non-DIB debt calls and tenders of $5.3
billion (face amount)
$597 million of shares repurchased in 2013;
$1.4 billion aggregate share repurchase
authorization
Since May 2011, deployed approximately
$19 billion through share repurchases,
dividends and liability management
*
Robust Statutory Capital
*
2013 RBC ratios
(1)
:
– AIG PC U.S.: 416% (ACL)
– AIG L&R: 568% (CAL)
2013 total adjusted statutory capital
(1)
:
– AIG PC U.S.: $22.0 billion
– AIG L&R: $22.6 billion
Growth in BVPS
December 31, 2013 BVPS (ex. AOCI) of
$64.28 – up 11% from 12/31/12
*
*
Strong Liquidity
& Cash Flows
*
*
2013 distributions from insurance
subsidiaries of $8.9 billion
Additional tax sharing payments to
AIG Parent
$13.1 billion of total AIG Parent liquidity
Monetization of
Deferred Tax Assets
Net DTA of $21.2 billion at Dec. 31, 2013
Note: Data as of December 31, 2013 unless otherwise noted.
1) The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as Company
Action Level. Total adjusted statutory capital and RBC ratio for AIG Life and Retirement excludes holding company, AGC Life Insurance Company.
2) Other includes AIG Parent (including the deferred tax asset valuation allowance), Global Capital Markets, Direct Investment book, AIG Life Holdings, Inc. (a non-operating holding company) and assets and liabilities held for sale, net of consolidation and eliminations.
Mortgage
Guaranty
$2.3 bn
AIG Shareholders’ Equity -
$100.5 bn at December 31, 2013

AIG Property Casualty * * * * * * * * *

42,000 employees who serve clients worldwide
51% of premiums written outside of U.S. and Canada in 2013
Average claims paid each business day of over $100 million in 2013
#1 commercial insurance
organization in
U.S./Canada, with
established and growing
position in Latin America (2)
#1 U.S.-based property casualty
insurance organization in Europe, with
established and growing positions in
the Middle East and Africa (2)
#1 foreign property
casualty insurer in Japan
and China (2)
Asia Pacific
2013 NPW: $9.7 bn
28% of total NPW
AIG Property Casualty – A Truly Global Franchise
AIG Property Casualty is a diversified global P&C market leader with 2013 NPW of over $34 billion.
1) EMEA region consists of Europe, Middle East and Africa.
2) As measured by full year 2012 net premiums written.
Americas
2013 NPW: $17.9 bn
52% of total NPW
EMEA
(1)
2013 NPW: $6.8 bn
20% of total NPW

AIG Property Casualty – Financial Highlights
Full Year
($ in billions) 2011 2012 2013
Net premiums written $34.8 $34.4 $34.4
Net investment income 4.3 4.8 5.3
Pre-tax operating income $1.1 $1.8 $4.8
Accident year loss ratio, as adjusted 68.7 65.2 63.8
Expense ratio 30.4 34.6 34.6
Accident year combined ratio, as adjusted 99.1 99.8 98.4
Cash & invested assets (1) $126.3 $130.8 $123.1
Shareholders’ equity 47.3 48.9 46.3
Shareholders’ equity, excluding AOCI $44.3 $43.7 $43.1
Note: Revision to Prior Periods – In fourth quarter 2013, to reduce investment concentration, AIG transferred the holdings of the investments in life settlements from AIG Property Casualty operations to AIG’s Other Operations. All prior periods have been revised to conform to the current period presentation.
1)Includes intercompany invested assets that are eliminated in consolidation.

Casualty
39%
Financial
Lines
20%
Property
23%
Specialty
18%

Personal
Lines
51%
Accident
& Health
49%

AIG

AIG Property Casualty – Business Overview
A broad product platform.
Global –
Unique ability to serve multinational clients
Innovative –
Often first to market in new products and services, such as CyberEdge
Capital Strength – U.S. total adjusted statutory capital
(1)
of $22.0 billion at year-end 2013
Commercial Insurance
Full Year 2013 NPW – $20.8 bn
Consumer Insurance
Full Year 2013 NPW – $13.6 bn
1) The inclusion of total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

AIG Property Casualty – Strategic Focus
Strategic levers driving shareholder value creation.
Business
Mix
Underwriting
Excellence
Claims
Service
Operational
Effectiveness
Capital
Management
Balance growth with
profitability and risk
Growth in Risk
Adjusted Profitability
(RAP), accretive
products and
geographies
Achieve scale in key
markets over a
reasonable period of
time
Rationalize/price for
capital intensive
product lines
Globalize
standards for
underwriting and
pricing
Enhance
underwriters’
analytical
capabilities
Balance between
art and science
intertwined with
finer segmentation
Global Claims
Initiative leading to
claims cost savings
and enhanced client
service
Improved claims
practices in medical
and anti-fraud
driven by data
analytics
Build advanced
claims IT
architecture
Simplify and
standardize legacy
operating models
Reduce overhead
with cost
optimization and
shared services
Use RAP as a key
performance
indicator
Leverage capital
maintenance
agreements with
AIG
Increase
underwriting
leverage

AIG Property Casualty – Strong Brands and Customer Loyalty
AIG Property Casualty continues to be recognized for excellence.
Confirmit
2013 Achievement in Customer
Excellence
Reader’s Digest
2013 Trusted Brand Award for
Auto Insurance
World Travel Fair
2013 Best Quality Service, Travel Insurance
Company (3
rd
Consecutive Year)
Business Insurance
2013 Innovation Awards
Motordata Research Consortium
2013 Insurer of the Year - Best Automotive
Claims Management Service (2
nd
Consecutive
Year)
Nanfang Daily
2013 Most Trustworthy Financial Brand (2
nd
Consecutive Year)
Global Finance
2013 Best in Insurance Awards
British Insurance Award
2013 Underwriter of the Year
Indonesia Insurance Awards
2013 Corporate Social Responsibility,
Human Capital, Information Technology,
and Marketing Awards
Willis Survey
#1 Performing U.S. Carrier after
Storm Sandy
PropertyCasualty360
2013 Best Overall Commercial
Insurance Provider
Risk & Försäkring
2013 Insurance Company of the Year
Australian Business Award
2013 Service Excellence
UK Insurance Claims Award
2013 Innovation of the Year
Reaction Magazine
2013 Best Global Insurance
Company Overall
Celent Model Insurer Award
2011 - 2013
Australia and New Zealand
Institute of Insurance & Finance
(ANZIIF)
2013 Innovation of the Year – CyberEdge
U.S. Captive Review
Innovation in Fronting Award - 2013
The Tempkin Group
Customer Experience Excellence
Award - 2013
AIG Clients as a Percentage of Each Category
99%
As of
11/1/13
91%
As of
11/1/13
40%
As of
6/1/13

AIG Property Casualty – Product Diversification
Commercial Insurance Consumer Insurance
Casualty
General Liability
Commercial Auto
Workers’ Compensation
Excess Casualty
Crisis Management
Property
Global Property including high
deductible
Industrial, Energy and Commercial
Property
Specialty
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Financial Lines
D&O, E&O
Cyber Security
Fidelity
Employment Practices
Kidnap and Ransom
Accident and
Health
Personal Accident
Supplemental Medical
Travel
Life
Personal Lines
Automobile
Homeowners
Extended Warranty
Specialty (e.g., identity theft, credit
card protection)
Private Client Group

Growth economies accounted for approximately 13% of NPW in 2013, up over 12% from 2012

AIG

AIG Property Casualty – Growth Economies
Growth economies are those within Central Europe, Middle East, Africa, Latin
America and Asia Pacific, excluding Japan
The largest foreign property and casualty insurer in China
(1)
Strategic investments in PICC for P&C and Life & Retirement products
10 year Bancassurance agreement with HSBC in Turkey
1) As measured by full year 2012 net premiums written.

CMBS 2%
CDO/ABS 5%
Equities 3%
Other invested assets 8%
Loans 3%
Cash and short-term investments 6%
States, municipalities, and political subdivisions 18%
U.S. Governments 2%
Non-U.S. governments 15%
Corporate debt 28%
RMBS 10%

BBB 14%
BB 2%
B 2%
<B 7%
AAA 21%
AA 28%
A 26%

AIG

AIG Property Casualty – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Total Cash & Invested Assets - $123.1 billion
(1)
Bond Portfolio - $99.0 billion
(1)
- by Agency Credit Rating
(As of December 31, 2013)

AIG Life and Retirement * * * * * * * * * *

AIG Life and Retirement – Operating from a Position of Strength
Market Leader
Long standing leading market positions
Scale advantage in key product lines
Product Diversity
& Capacity for
Growth
Comprehensive portfolio of life insurance, A&H, annuity, group retirement, group benefits, institutional products and mutual funds
Year-end 2013 RBC ratio
(1)
at 568% (CAL) supports sales growth
Multi-channel
Distribution
Distribution organization leverages broad product portfolio across all channels
Over 300,000 financial professionals
Capital and
Expense
Efficiencies
Simplified legal structure enhances capital efficiencies, expense savings and ease of doing business – 10 insurance legal entities consolidated to 3
Total adjusted statutory capital
(1)
of $22.6 billion at year-end 2013
1) The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. CAL is defined as Company Action Level.
Total adjusted statutory capital and RBC ratio excludes holding company, AGC Life Insurance Company.

AIG Life and Retirement – Financial Highlights
Full Year
($ in billions) 2011 2012 2013
Premiums and deposits $24.4 $21.0 $28.8
Net investment income 9.9 10.7 10.9
Pre-tax operating income 3.3 4.2 5.1
Cash & invested assets (1) 194.2 205.3 196.9
Assets under management 256.9 290.4 318.0
Shareholders’ equity 34.2 40.0 38.7
Shareholders’ equity, excluding AOCI 29.5 31.6 34.9
Net flows 2.9 (1.3) 4.6
1) Includes intercompany invested assets that are eliminated in consolidation.

Life Insurance and A&H 12%
Group Retirement 25%
Fixed Annuities 10%
Institutional Markets 4%
Group Benefits 2%
Retirement Income Solutions 30%
Retail Mutual Funds & Brokerage Services 17%

Life Insurance and A&H 14%
Group Retirement 24%
Institutional Markets 13%
Fixed Annuities 35%
Retirement Income Solutions 12%

AIG Life and Retirement – Diversified Business Mix
Full Year 2013
Premiums and Deposits - $28.8 billion
Retail: 69% Institutional: 31%
Full Year 2013
Pre-tax Operating Income - $5.1 billion
Retail: 62% Institutional: 38%

Retail Mutual Funds
4%
Retirement Income Solutions
13%
Fixed Annuities
22%
Life Insurance and A&H
11%
Group Retirement
29%
Group Benefits
1%
Institutional Markets
20%

AIG Life and Retirement – Assets Under Management
Assets Under Management – $318.0 billion at December 31, 2013
Year-over-year growth in AUM reflects strong retail investment product net flows, higher separate account balances and greater institutional assets.

AIG Life and Retirement – Leading Market Positions
* Based on LIMRA rankings for respective periods.
Rank*
Metric
9M’13 FY’12
2 6 Total Annuity Sales
1 2 Fixed-Rate Deferred Annuity Sales
4 5 Structured Settlement Annuity Sales
5 7 Variable Annuity Sales
8 6 Term Life Sales
9 18 Universal Life Sales
2 2 K-12 403(b) Assets
3 3 Total 403(b) Assets
Market Positions Excellence in Service, Marketing and Technology
Market Tools
2013 Achievement in
Customer Excellence
(ACE award for 7
th
Consecutive Year)
DALBAR
2013 Annuity Service
Excellence Award
(7
th
Consecutive Year)
2013 #1 Ranking for
Annuity Client Quarterly
Statements
(13
th
Consecutive Year)
PlanSponsor Magazine
Earned 17 Best-in-Class
Awards for Participant and
Plan Sponsor Services in
2013
International MarCom
Awards
2012 and 2013 Platinum
and Gold Awards
(42 in total)
Insurance & Financial
Communications
Association
2012 and 2013 Best in
Show and Awards of
Excellence (15 in total)
InformationWeek 500
2012 and 2013 Top
Technology Innovators
Best’s Review
2012 and 2013 Innovators
Showcase

AIG Life and Retirement – Broad Multichannel Distribution Network
Affiliated: 33% Non-affiliated: 67%
B-Ds
34%
Banks
19%
IMOs
10%
2013 Sales by Channel Diversified Distribution Network
AIG Financial Network
Advisor Group
VALIC Financial Advisors
AIG Direct
Banks
Advisor Group
3%
AIG Financial Network
3%
AIG Direct & Other
1%
VALIC FAs
26%
Broker-Dealers
Independent Marketing Organizations
Benefit Brokers
3%
Benefit Brokers

AIG Life and Retirement – Variable Annuities
Changing competitive environment offers a unique opportunity.
Commentary
From 2009 through 2012, industry consolidation accelerated as certain variable annuity carriers exited the market.
In 2013, four of the top six carriers have increased their sales while two carriers have scaled back.
Certain competitors scaled back on their product offerings in 2013, exemplified by their decreased market share for nine months 2013.
AIG L&R has significantly grown its market share thereby improving its industry ranking from #15 in 2009 to #4 for nine months 2013.
AIG L&R believes there is significant remaining growth opportunity in VA due to its market share of only 8.4%.
AIG L&R is further positioned for growth because of its manageable risk profile, characterized by only $23.8 billion in total individual VA contracts with
Guaranteed Minimum Withdrawal Benefits at December 31, 2013, 71% of which contain benefits with strong de-risking features such as VIX indexing of rider fees, volatility control funds and required minimum allocations to fixed accounts.
1) Source: Morningstar VA Sales report. VA non-captive industry sales data excludes captive agent & direct response distribution and a pro rata elimination of internal sales. Rankings use most current data from Morningstar, Inc. and can reflect updated numbers from prior periods.
Variable Annuity “Non-Captive” Industry Sales
(1)
($ millions)
Nine Months 2013 FY 2012 FY 2011 FY 2010 FY 2009
Rank Sales Share Rank Sales Share Rank Sales Share Rank Sales Share Rank Sales Share
Jackson National 1 15,469 22.1% 1 19,724 21.0% 3 17,494 17.0% 2 14,654 16.3% 3 10,002 12.4%
Lincoln Financial Group 2 10,678 15.3% 4 10,419 11.1% 4 9,323 9.0% 4 8,948 9.9% 4 7,928 9.8%
Prudential Financial 3 7,642 10.9% 2 17,853 19.0% 2 18,199 17.6% 1 19,845 22.1% 1 14,635 18.1%
AIG L&R 4 5,901 8.4% 6 4,561 4.9% 9 3,212 3.1% 11 2,072 2.3% 15 891 1.1%
AEGON/Transamerica 5 5,714 8.2% 5 4,832 5.1% 6 4,901 4.7% 6 3,462 3.8% 10 3,000 3.7%
MetLife 6 5,277 7.6% 3 11,818 12.6% 1 21,715 21.0% 3 12,890 14.3% 2 10,535 13.1%
TOTAL 69,879 93,832 103,201 89,950 80,687

CMBS
4%
RMBS
12%
CDO/ABS
5%
Other invested assets
7%
Loans
10%
Cash and short-term investments
3%
Corporate debt
54%
States, municipalities, and political subdivisions
2%
U.S. Governments
1%
Non-U.S. governments
2%

BB
4%
B
2%
BBB
42%
<B
8%
AAA
11%
AA
10%
A
23%

AIG

AIG Life and Retirement – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Total Cash & Invested Assets - $196.9 billion
(1)
Bond Portfolio - $157.2 billion
(1)
- by Agency Credit Rating
(As of December 31, 2013)

5.50%
5.50%
5.38%
5.33%
5.30%
5.35%
5.26%
5.29%
5.26%
5.31%
5.12%
5.12%
5.10%
5.25%
5.17%
5.24%
5.19%
5.23%
5.01%
4.95%
4.85%
5.14%
5.08%
5.10%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
3.28%
3.27%
3.26%
3.26%
3.10%
3.06%
3.08%
3.05%
3.13%
3.13%
3.15%
3.14%
2.91%
2.89%
2.93%
2.91%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
2.13%
2.18%
1.97%
1.98%
2.19%
2.36%
2.24%
2.33%
1.91%
1.96%
1.75%
1.69%
1.75%
2.08%
2.00%
2.05%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Total Base Yield
Fixed Annuities
Group Retirement

AIG Life and Retirement – Net Investment Spread Management
Base Yields
(1)
Cost of Funds
(2)
Base Net Investment Spreads
(1)
1) Includes the investment return on surplus other than alternative investment or yield enhancement activities.
2) Excludes the amortization of sales inducement assets. At December 31, 2013, a total of 73% of fixed annuity and universal life account values are at contractual minimum guaranteed crediting rates vs. 63% at December 31, 2012.

Mortgage Guaranty (United Guaranty Corporation) * * * * * * * * * *

United Guaranty – Financial Highlights
Full Year
($ in millions) 2011 2012 2013
Net premiums written $801 $858 $1,048
Net investment income 132 146 132
Pre-tax operating income (loss) ($97) $9 $205
Combined ratio 128.9 119.2 90.9
Cash & invested assets (1) $4,081 $4,222 $3,934
Shareholders’ equity 2,425 2,311 2,282
Shareholders’ equity, excluding AOCI $2,332 $2,193 $2,268
1) Includes intercompany invested assets that are eliminated in consolidation.

New Insurance Written
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$18.8
$37.5
$49.9
2011
2012
2013

United Guaranty – A Market Leader
Risk based pricing driving profitable new business.
UGC’s risk-based pricing plan, Performance Premium, utilizes over a dozen variables to evaluate loan risk and price the mortgage insurance policy.
Full year 2013 NIW increased 33% to $49.9 billion from the prior-year period. Growth accomplished while maintaining consistently high quality risk in force. Domestic first-lien NIW of $49.4 billion for full year 2013 was a record.
Vintage
Year
(2)
Average
FICO Score LTV Ratio
2010 760 90
2011 757 91
2012 758 91
2013 753 91
($ in billions)
1) Represents principal amount of loans insured.
2) Domestic First-lien only.
New Insurance Written
(1)

20%
16%
12%
8%
4%
0%
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

2004 and prior 5%
2005 4%
2006 5%
2007 11%
2008 6%
2009 3%
2010 3%
2011 8%
2012 23%
2013 32%

United Guaranty – Shrinking Legacy In-Force
Note: Data presented above is for Domestic First Lien operations.
1) Peers include Mortgage Guaranty Insurance Company (MGIC), Radian Guaranty, Incorporated and Genworth Mortgage Insurance Company.
Primary Delinquency Rate Primary Risk-in-force (RIF) – $36.4 billion
As of December 31, 2013 (by vintage year)
New business generated after 2008 represents 69% of primary domestic RIF at December 31, 2013, the highest among peers active before 2009
(1)
.
Due to proactive management of delinquent book through UGC’s Letter Campaign, at December 31, 2013, the portion of defaults that have missed 12 or more payments declined to 43% from 49% at the end of 2011, the lowest among peers active before 2009
(1)
.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
UGRIC
Genworth
MGIC
Radian
Essent

United Guaranty – Financial Strength
Capitalization and Risk
Source: Statutory filing data.
1) Risk-to-capital estimates for all companies, including United Guaranty, are preliminary estimates for December 31, 2013.
2) Peers’ risk to capital ratios are those of their respective flagship insurance companies. Essent was not active before 2009.
3) As of the date of this presentation.
At Dec. 31, 2013
Default
Rate (%)
Post 2008
RIF (%)
Risk-to-
Capital
(1)
United Guaranty
5.9 69 17.9
Genworth
8.2 45 19.3
MGIC
10.8 42 15.8
Radian
7.3 60 19.4
Essent
0.1 100 16.6
At September 30, 2013
Asset Composition
Cash & Bonds to Total Admitted Assets
UGC has the lowest default rate and highest portion of RIF from loans originated after 2008 among peers active before
2009
(2)
.
UGC’s primary statutory insurance subsidiaries, United Guaranty Residential Insurance Company (UGRIC) and United
Guaranty Mortgage Indemnity Company, maintain S&P ratings of A- and Moody's ratings of Baa1, all with stable outlooks
(3)
.
UGC operating earnings reflect increasing contribution from new business.
At September 30, 2013 UGRIC has over $2.9 billion of assets with 89% in cash and unaffiliated investments.

Capital Strength * * * * * * * * * *

$124.1
$0.7
$122.3
$0.6
Non-redeemable noncontrolling interests
Financial Debt (1)
Hybrids
Common Equity
$16.1
$9.4
$98.0
$15.7
$5.5
$100.5
Dec. 31, 2012
Dec. 31, 2013

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$53.53
$3.42
$50.11
$66.38
$8.51
$57.87
$68.62
$4.34
$64.28
Dec. 31, 2011
Dec. 31, 2012
Dec. 31, 2013
BVPS, ex AOCI
AOCI

Capital Position and Ratings
Book Value Per Share
1) Includes AIG Notes, Bonds, Loans and Mortgages Payable, and AIGLH
Notes and Bonds Payable and junior subordinated debt.
2) All ratings have stable outlooks, except for the S&P rating for AIG-Senior
Debt, which is negative, as of the date of this presentation.
3) Ratings only reflect those of the core insurance companies.
($ in billions, except per share data)
Leverage Ratios:
Dec. 31,
2012
Dec. 31,
2013
Financial Debt + Hybrids /
Capitalization
20.5% 17.3%
Financial Debt / Capitalization 12.9% 12.8%
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1 BBB+ NR
AIG PC (3) –
FSR
A+ A1 A A
AIG L&R (3) –
FSR
A+ A2 A+ A
Credit Ratings
(2)
Capital Structure

AIG Property Casualty
AIG Life and Retirement
UGC
$2,978
$1,444
$1,534
$5,349
$2,853
$2,496
90
$8,893
$4,433
$4,370
FY 2011
FY 2012
FY 2013

$12.6
$13.1
$3.0
$10.2
Unencumbered Fixed Maturity Securities
Cash & Short-term Investments
Dec. 31, 2012
Dec. 31, 2013

AIG

Financial Flexibility – A Source of Strength
AIG Parent Cash, Short-Term Investments &
Unencumbered Securities
Insurance Company Distributions
($ in millions) ($ in billions)
AIG Property Casualty distributions in 2013 included $1.8 billion from legal entity restructurings and an intercompany reinsurance optimization. AIG Life and Retirement distributions in 2013 included approximately $800 million from legal settlement proceeds received.
At December 31, 2013, AIG Parent cash, short-term investments and unencumbered fixed maturity securities of $13.1 billion includes
$5.9 billion allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct Investment book and
Global Capital Markets.
AIG Parent also maintains available capacity of $4.4 billion under its syndicated credit facility plus its contingent liquidity facility.

Other Sources of Value * * * * * * * * * *

Direct Investment Book (1) Global Capital Markets (1)
Assets $23.3 $7.7
Liabilities $20.0 $3.1
Net Asset Value $3.3 $4.6
Legacy Matched                             AIG Hedging &
Assets & Liabilities Market Derivatives (2)
Legacy AIGFP                    Stable Value                       Go Forward
CDS Portfolio Wraps Hedging Platform
Third-Party
Derivatives
Notional ($ bn) -- $72
Multi-
Sector
Corporate
Arbitrage
$8 $36
$3 $12
Weighted
Average Life
(Years)
-- 7.3 5.7 2.2 4.7 7.0
Strategy
Assets managed to ensure
liabilities can be met as they
come due, even under stress
scenarios
Primarily hedges of
DIB assets and
liabilities
Bulk of risk related
to interest rates,
foreign exchange
and equities has
been hedged
Remaining credit
risk viewed as
attractive risk-
reward
Since 3Q 2012,
notional value of
$10 billion has
been novated to
AIG Life and
Retirement
Further novations
are expected to
occur over time
“Clearing house” for
operating company
hedging and risk
management needs
Direct Investment Book and Global Capital Markets
Note: As of December 31, 2013.
1) The DIB consists of a portfolio of assets and liabilities held directly by AIG Parent in the Matched Investment Program (MIP) and certain non-derivative assets and liabilities of AIGFP. The DIB and GCM are included in Other Operations in AIG’s Consolidated Balance Sheet.
2) The overall hedging activity for the assets and liabilities of the DIB is executed by GCM. The value of hedges related to the non-derivative assets and liabilities of AIGFP in the DIB is included within the assets, liabilities and operating results of GCM and is not included within the DIB assets, liabilities or operating results.
($ in billions)

Direct Investment Book Long-Term Debt
($ in billions)
$8.0
$6.4
$5.5
$4.3
$0.4
$3.2
$2.2
$2.2
$2.2
$2.2
$0.2
$5.5
$4.9
$4.3
$4.0
$3.7
$3.1
$1.2
$1.1
$0.9
$0.7
$0.5
$0.4
$17.9
$14.6
$12.9
$11.1
$6.9
$3.7
0%
19%
28%
38%
62%
80%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
$0
$5
$10
$15
$20
$25
as of 12/31/2013 2014 2015 2016 2017 2018
MIP notes payable Series AIGFP matched notes and bonds payable
GIAs, at fair value Notes and bonds payable, at fair value
% Maturing
(1)
1) In January 2014, AIG reduced DIB debt by $2.2 billion using cash and short term investments allocated to the DIB. Table above does not reflect such repurchases.

Deferred Tax Asset Overview
AIG continues to have substantial deferred tax assets that are available to offset future tax obligations.
1) Foreign tax credits triggered in years 2013 have increased the amount of carryover.
2) Change during the period is primarily attributable to available for sale investment securities.
As of 12/31/12 As of 12/31/13
($ in billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$39.5 $13.8 $35.8 $12.5
Utilize against AIG PC, ILFC, UGC,
AIG Parent and 35% of AIG L&R
income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation
Allowance
Life $16.6 $5.8
($5.1)
$1.4 $0.5
($0.5)
Utilize against capital gains from AIG
L&R
2014 Expiration
Foreign
Tax Credits
General $4.7 $5.3 (1)
Utilize against 65% of AIG L&R
income
2016–2023 Expiration
Subtotal – U.S. Tax
Attributes
19.2 17.8
Other
Deferred Tax
Assets/(Liabilities)
(2.5) 3.4 (2)
Net Deferred Tax
Assets
$16.7 $21.2

Appendix * * * * * * * * *

Glossary of Non-GAAP Financial Measures
AIG
After-tax operating income (loss) attributable to AIG: is derived by excluding the following items from net income (loss) attributable to AIG: income (loss)
from discontinued operations, net loss (gain) on sale of divested businesses and properties, income from divested businesses, legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments, legal reserves (settlements) related to ‘‘legacy crisis matters,’’ deferred income tax valuation allowance (releases) charges, changes in fair value of AIG Life and Retirement fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA) related to net realized capital (gains) losses, AIG Property Casualty other (income) expense — net, (gain) loss on extinguishment of debt, net realized capital (gains) losses, non-qualifying derivative hedging activities, excluding net realized capital (gains) losses, and bargain purchase gain.
‘‘Legacy crisis matters’’ include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008 liquidity crisis and legal fees incurred by AIG as the plaintiff in connection with such legal matters.
Book Value Per Common Share Excluding AOCI: is derived by dividing Total AIG shareholders’ equity, excluding AOCI, by Total common shares outstanding.
AIG Property Casualty
Pre-tax operating income (loss): includes both underwriting income (loss) and net investment income, but excludes net realized capital (gains) losses, other
(income) expense — net, legal settlements related to legacy crisis matters described above, and bargain purchase gain. Underwriting income (loss) is derived by reducing net premiums earned by claims and claims adjustment expenses incurred, acquisition expenses and general operating expenses.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. Catastrophe losses are generally weather or seismic events having a net impact on AIG Property Casualty in excess of $10 million each.
AIG Life and Retirement
Pre-tax operating income (loss): is derived by excluding the following items from pre-tax income (loss): legal settlements related to legacy crisis matters described above, changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), net realized capital
(gains) losses, and changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital (gains) losses.
Premiums and deposits: includes direct and assumed amounts received on traditional life insurance policies, group benefit policies and deposits on life-
contingent payout annuities, as well as deposits received on universal life, investment-type annuity contracts, guaranteed investment contracts and mutual funds.
Mortgage Guaranty (United Guaranty Corporation)
Pre-tax operating income (loss): is derived by excluding net realized capital (gains) losses from pre-tax income (loss).

AIG Consolidated Financial Highlights
Full Year
($ in millions, except per share amounts) 2011 2012 2013
Revenues $65,105 $71,021 $68,678
Net income attributable to AIG 20,622 3,438 9,085
Diluted earnings per common share $11.01 $2.04 $6.13
ROE, Ex. AOCI (2) 26.6% 3.7% 10.1%
After-tax operating income attributable to AIG $2,086 $6,635 $6,762
After-tax operating income attributable to AIG per common share $1.16 $3.93 $4.56
ROE – After-tax operating income (3) 2.7% 7.2% 7.5%
Book value per common share $53.53 $66.38 $68.62
Book value per common share - Ex. AOCI $50.11 $57.87 $64.28
1) Includes deferred tax asset valuation allowance release of $18.3 billion in 2011.
2) Computed as Net income (loss) attributable to AIG divided by Average AIG Shareholders' equity, excluding AOCI.
3) Computed as After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI.
(1)

Non-GAAP Reconciliation – Pre-tax Operating Income
1) Includes results of ILFC.
(1)
(1)
Income (loss) from continuing operations, before tax $ 2,023 $                       3,780 $                       15 $                 3,504 $ 9,322
Adjustments to arrive at pre-tax operating income:
Net (income) loss from divested businesses - - - 2 2
Legal reserves (settlements), net of related expenses (17) (154) - 715 544
Changes in fair value of securities designated to hedge
living benefit liabilities, net of interest expense
- (37) - - (37)
Change in benefit reserves and DAC, VOBA and SIA
related to net realized capital gains (losses)
- 1,201 - - 1,201
AIG Property Casualty other (income) expense, net (2) - - 2 -
Loss on extinguishment of debt - - - 9 9
Net realized capital (gains) losses (211) (630) (6) (82) (929)
Non-qualifying derivative hedging (gains) losses - - - (30) (30)
Pre-tax operating income $ 1,793 $ 4,160 $ 9 $ 4,120 $ 10,082
Income (loss) from continuing operations, before tax $ 5,133 $ 6,505 $ 213 $ (2,483) $ 9,368
Adjustments to arrive at pre-tax operating income:
Net (income) loss from divested businesses - - - 177 177
Legal reserves (settlements), net of related expenses (13) (1,020) - 325 (708)
Changes in fair value of securities designated to hedge
living benefit liabilities, net of interest expense
- 161 - - 161
Change in benefit reserves and DAC, VOBA and SIA
related to net realized capital gains (losses)
- 1,486 - 98 1,584
AIG Property Casualty other (income) expense, net 72 - - - 72
Loss on extinguishment of debt - - - 651 651
Net realized capital (gains) loss (380) (2,037) (8) 681 (1,744)
Pre-tax operating income (loss) $ 4,812 $ 5,095 $ 205 $ (551) $ 9,561
Full Year 2012
($ in millions)
AIG
Property Casualty
($ in millions)
AIG
Property Casualty
AIG
Life and Retirement
AIG
Life and Retirement
Mortgage
Guaranty
Other
Operations Total
Total
Mortgage
Guaranty
Full Year 2013
Other
Operations

AIG Property Casualty ($ in millions)	Full Year 2011	Full Year 2012	Full Year 2013
Income from continuing operations, before tax	$ 2,100	$ 2,023	$ 5,133
Adjustments to arrive at pre-tax operating income:			
Net realized capital (gains) losses	(957)	(211)	(380)
Legal settlements	-	(17)	(13)
Other (income) expense - net	5	(2)	72
Pre-tax operating income	$ 1,148	$ 1,793	$ 4,812

AIG Life and Retirement ($ in millions)	Full Year 2011	Full Year 2012	Full Year 2013
Income from continuing operations, before tax	$ 2,956	$ 3,780	$ 6,505
Adjustments to arrive at pre-tax operating income:			
Legal settlements	-	(154)	(1,020)
Changes in fair value of securities designated to hedge living benefit liabilities, net of interest expense	-	(37)	161
Change in benefit reserves and DAC, VOBA and SIA related to net realized capital (gains) losses	327	1,201	1,486
Net realized capital (gains) losses	(6)	(630)	(2,037)
Pre-tax operating income	$ 3,277	$ 4,160	$ 5,095

United Guaranty ($ in millions)	Full Year 2011	Full Year 2012	Full Year 2013
Income from continuing operations, before tax	$ (77)	$ 15	$ 213
Adjustments to arrive at pre-tax operating income:			
Net realized capital (gains) losses	(20)	(6)	(8)
Pre-tax operating income (loss)	$ (97)	$ 9	$ 205

AIG

40 Non-GAAP Reconciliation – Full Year Pre-tax Operating Income

2012 2013
Net income attributable to AIG $                 3,438 $                 9,085
Adjustments to arrive at After-tax operating income attributable to AIG:
(Income) loss from discontinued operations                           (1)                         (84)
Net (income) loss from divested businesses                      4,039                         117
Uncertain tax positions and other tax adjustments                         543                         791
Legal reserves (settlements) related to legacy crisis matters                         353                        (460)
Deferred income tax valuation allowance releases                     (1,911)                     (3,237)
Changes in fair value of AIG Life and Retirement fixed maturity securities
   designated to hedge living benefit liabilities, net of interest expense                         (24)                         105
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains
                        781                      1,132
AIG Property Casualty other (income) expense – net                           -                            47
Loss on extinguishment of debt                          21                         423
Net realized capital (gains) losses                        (586)                     (1,157)
Non-qualifying derivative hedging gains, excluding net realized capital gains                         (18)                           -
After-tax operating income attributable to AIG
$                 6,635 $                 6,762
Full Year
2013
Change in net premiums written
Increase in original currency 3.8%
Foreign exchange effect (3.9%)
Decrease as reported in US $
(0.1%)
After-tax Operating Income Attributable to AIG
($ in millions)
Full Year
Foreign exchange effect on net premiums written:
Non-GAAP Reconciliation
1) Includes results of ILFC.
(1)

Non-GAAP Reconciliation – BVPS ex. AOCI, Premiums &
Deposits, Accident Year Combined Ratio, As Adjusted
2012 2013
Total AIG shareholders’ equity 98,002 $              100,470 $
Less: AOCI (12,574)               (6,360)
Total AIG shareholders’ equity, excluding AOCI 85,428 $              94,110 $
Total common shares outstanding 1,476,321,935      1,464,063,323
Book value per common share 66.38 $               68.62 $
Book value per common share, excluding AOCI 57.87 $               64.28 $
2011 2012 2013
Premiums and deposits 24,392 $              20,994 $                 28,809 $
Deposits (21,302)               (17,898)                   (25,542)
Other (541)                     (632)                       (671)
Premiums 2,549 $               2,464 $                   2,596 $
2011 2012 2013
Loss ratio 78.3                     73.9                       66.7
Catastrophe losses and reinstatement premiums (9.2)                      (7.5)                        (2.3)
Prior year development net of premium adjustments (0.3)                      (1.4)                        (1.5)
Net reserve discount benefit (charge) (0.1)                      0.2                         0.9
Accident year loss ratio, as adjusted 68.7                     65.2                       63.8
Acquisition ratio 18.1                     19.9                       19.7
General operating expense ratio 12.3                     14.7                       14.9
Expense ratio 30.4                     34.6                       34.6
Combined ratio 108.7                   108.5                     101.3
Catastrophe losses and reinstatement premiums (9.2)                      (7.5)                        (2.3)
Prior year development net of premium adjustments (0.3)                      (1.4)                        (1.5)
Net reserve discount benefit (charge) (0.1)                      0.2                         0.9
Accident year combined ratio, as adjusted 99.1                     99.8                       98.4
December 31,
AIG Property Casualty
Accident Year Combined Ratio, As Adjusted
AIG Life and Retirement Premiums and Deposits
($ in millions)
Book Value Per Common Share - Ex. AOCI
($ in millions, except per share data)
Full Year
Full Year

* * * * * * * * *